Foreign Exchange risk (Details Narrative)	12 Months Ended
Dec. 31, 2017
Foreign Exchange Risk Details Narrative
Description of functional currency exposures

Based on the Corporations foreign currency exposures, varying the above foreign exchange rates to reflect a 5% strengthening of the US dollar would have decreased the net loss for the year ended December 31, 2017 by approximately $300, assuming that all other variables remained constant.